Exhibit 32.1

CERTIFICATION OF CEO

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

            The undersigned, Larry M. Rinehart is the President, Chief Executive Officer and Director of PFF Bancorp, Inc. (the "Company").

            This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10‑Q for the quarter ended December 31, 2004 (the "Report").

             By execution of this statement, I certify that:

                A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o (d)) and

                B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

                This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, 18 U.S.C. Section 1350.  It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

                A signed original of this written statement required by Section 906 has been provided to PFF Bancorp, Inc. and will be retained by PFF Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

February 9, 2005	/s/ Larry M. Rinehart
Dated	Larry M. Rinehart President, Chief Executive Officer, and Director

CERTIFICATION OF CFO

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

            The undersigned, Gregory C. Talbott is the Executive Vice President, Chief Financial Officer and Treasurer of PFF Bancorp, Inc. (the "Company").

            This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10‑Q for the quarter ended December 31, 2004 (the "Report").

            By execution of this statement, I certify that:

                A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o (d)) and

                B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

                This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, 18 U.S.C. Section 1350.  It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

            A signed original of this written statement required by Section 906 has been provided to PFF Bancorp, Inc. and will be retained by PFF Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

February 9, 2005	/s/ Gregory C. Talbott
Dated	Gregory C. Talbott Executive Vice President, Chief Financial Officer, and Treasurer